CORRECTING and REPLACING Converted Organics Inc. Announces a 65 Percent Increase in 2010 First Quarter Sales and Elimination of Going Concern Qualification

BOSTON, Apr 13, 2010 (BUSINESS WIRE) — Please replace the release with the following corrected version due to multiple revisions.

The corrected release reads:

CONVERTED ORGANICS INC. ANNOUNCES A 65 PERCENT INCREASE IN 2010 FIRST QUARTER SALES AND ELIMINATION OF GOING CONCERN QUALIFICATION

Converted Organics Inc. (NASDAQ:COIN) announced today that sales of its organic fertilizer products and tip fees totaled $811,600 for the first quarter of 2010, a figure that boosts Company sales 65 percent from its reported 2009 first quarter sales of $492,000. The Company also announced that its financial statements for the fiscal year ended December 31, 2009, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010, did not contain a going concern qualification from its independent public accountants, CCR LLP.

“We are pleased with the significant progress our Company has demonstrated with our first quarter sales and we are happy to report the elimination of the going concern qualification,” said Edward J. Gildea, President of Converted Organics. “We expect to see this growth continue while our priorities remain increasing sales of our organic fertilizer products, expanding through acquisition opportunities, and increasing manufacturing efficiency.”

About Converted Organics Inc.

Converted Organics (NASDAQ:COIN, www.convertedorganics.com), based in Boston, MA, is dedicated to producing high-quality, all-natural, organic soil amendment and fertilizer products through food waste recycling. The Company uses its proprietary High Temperature Liquid Composting (HTLC) system, a proven, state-of-the-art microbial digestion technology, to process various biodegradable food wastes into dry pellet and liquid concentrate organic fertilizers that help grow healthier food and improve environmental quality. Converted Organics sells and distributes its environmentally-friendly fertilizer products in the retail, professional turf management, and agribusiness markets.

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors, not all of which are known to the company, described most recently in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

COIN-G

SOURCE: Converted Organics Inc.

Converted Organics Inc.
Investor Contact:
PR Financial Marketing
Jim Blackman, 713-256-0369
jim@prfmonline.com
or
Public Relations Contact:
Kaitlyn Siner, 617-624-0111
ksiner@convertedorganics.com

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